UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 27, 2009
PRIVATEBANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-25887	36-3681151

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 S. LaSalle, Suite 400 Chicago, Illinois	60603

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (312) 564-2000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On July 27, 2009, PrivateBancorp, Inc. (the “Company”) announced its earnings results for the quarter ended June 30, 2009. Attached as Exhibit 99.1 is a copy of the press release relating to the Company’s earnings results, which is incorporated herein by reference. Certain supplemental information relating to non-GAAP financial measures reported in the attached press release is included on page 9 and 13 of Exhibit 99.1.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit No.	Description
99.1	Second Quarter 2009 Earnings Release dated July 27, 2009 (intended to be deemed filed with the Commission rather than furnished pursuant to General Instruction B.2. to Form 8-K)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIVATEBANCORP, INC.
Date: July 27, 2009	By:	/s/ Larry D. Richman
Larry D. Richman
President and Chief Executive Officer

	By:	/s/ Kevin M. Killips
Kevin M. Killips
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
99.1	Second Quarter 2009 Earnings Release dated July 27, 2009